Exhibit 24

POWER OF ATTORNEY

                KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Gerald L. Bepko

Gerald L. Bepko

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Anat Bird

Anat Bird

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Marni McKinney

Marni McKinney

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Michael L. Smith

Michael L. Smith

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Pedro P. Granadillo

Pedro P. Granadillo

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Phyllis W. Minott

Phyllis W. Minott

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ Robert H. McKinney

Robert H. McKinney

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. Warrington and William J. Brunner, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the “Registration Statement”) for the registration of certain shares of Common Stock of First Indiana Corporation (the “Company”) offered pursuant to certain of the Company’s employee benefit plans and any or all amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 28, 2005	/s/ William G. Mays

William G. Mays